                             OPPENHEIMER QUEST VALUE FUND, INC.
                          Supplement dated December 8, 2004 to the
                             Prospectus dated December 23, 2003

     This Prospectus supplement replaces the supplement dated September 24, 2004 and is in addition to the supplement dated July 6, 2004. This supplement  amends the Prospectus as follows:

     1. At a meeting of the Fund's Board of  Directors,  held  December 6, 2004, the Board  resolved  not to renew the Fund's  subadvisory  agreement  with OpCap
Advisors LLC, which  therefore  expires at the close of business on December 31,
2004.  Immediately  thereafter,  the Manager -- OppenheimerFunds,  Inc. -- shall provide day-to-day portfolio management for the Fund. As a result, the following changes to the prospectus will take effect as of January 1, 2005:

     (i) The  paragraphs  captioned  "WHAT DOES THE FUND MAINLY  INVEST IN?" and
"HOW DOES THE PORTFOLIO  MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL?" on page
3 of the prospectus will be deleted and replaced with the following:

     WHAT DOES THE FUND MAINLY  INVEST IN? The Fund may invest  mainly in common stocks  of  different  capitalization  ranges.  The  Fund  also  can  buy  other investments,  including: o Preferred stocks, rights and warrants and convertible debt securities, and o Securities of U.S. and foreign companies.

     HOW DOES THE PORTFOLIO  MANAGER  DECIDE WHAT  SECURITIES TO BUY OR SELL? In
selecting  securities  for  purchase or sale by the Fund,  the Fund's  portfolio manager,  who is employed by  OppenheimerFunds,  Inc. (the  "Manager"),  selects securities  one at a time.  This is called a "bottom up approach." The portfolio manager uses a fundamental  analysis to select  securities  for the Fund that he believes are undervalued.  While this process and the  inter-relationship of the factors used may change over time and its  implementation may vary in particular cases,  the portfolio  manager  currently  considers the following  factors when assessing a company's business prospects: o Future supply/demand  conditions for its key  products,  o Product  cycles,  o Quality of  management,  o Competitive position in the market place, o  Reinvestment  plans for cash  generated,  and o
Better-than-expected  earnings  reports.  Not all factors are relevant for every individual security.

     The  portfolio  manager may consider  selling a stock for one or more of the  following reasons:
o     The stock price has reached its target,
o     The company's fundamentals appear to be deteriorating, or
o     Better stock selections are believed to have been identified.

     (ii) The  references to  "Sub-Advisor"  in each of the  following,  will be replaced with "the Manager":  the second  sentence of the first  paragraph under the  section  "Main  Risks of  Investing  in the  Fund"  on page 4,  the  second paragraph  of the  subsection  captioned  "Debt  Securities"  on page 10 and the subsection captioned "Illiquid and Restricted Securities" on page 11.

     (iii) The first sentence of the second  paragraph of the section  captioned
"THE FUND'S PRINCIPAL  INVESTMENT POLICIES AND RISKS" on page 9 will be deleted.
The subsection "Stock  Investments"  under said section on the same page will be deleted in its entirety and replaced with the following

     Stock Investments. The Fund invests primarily in a diversified portfolio of common stocks of issuers that may be of small,  medium or large  capitalization, to seek  capital  growth.  The  Fund can  invest  in  other  equity  securities, including preferred stocks, rights and warrants, and securities convertible into common  stock.  The  Fund can buy  securities  issued  by  domestic  or  foreign companies.

     Preferred stocks,  while a form of equity security,  typically have a fixed dividend  that  may  cause  their  prices  to  behave  more  like  those of debt securities.  If interest rates rise, the fixed dividend on preferred  stocks may be less attractive, causing the price of preferred stocks to decline. While many convertible  securities are debt securities,  the Manager considers some of them to be "equity  equivalents" because of their conversion feature. In these cases, their credit rating has less impact on the investment  decision than in the case of other debt securities.  Convertible securities are subject to credit risk and interest rate risk, discussed below.

     The  Fund can buy  convertible  securities  rated as low as "B" by  Moody's
Investor Services, Inc. or Standard & Poor's Rating Service or having comparable ratings by other nationally  recognized  rating  organizations  (or, if they are unrated, having a comparable rating assigned by the Manager).  Those ratings are below  "investment  grade" and the  securities  (commonly  referred  to as "junk
bonds")   are   subject  to  greater   risk  of  default  by  the  issuer   than
investment-grade  securities. These investments are subject to the Fund's policy of not investing more than 10% of its net assets in debt securities.

     (iv) The paragraph  captioned "The  Sub-Advisor" on page 12 will be deleted in its entirety.

     (v) The paragraph captioned  "Portfolio Manager" on page 13 will be deleted and replaced with the following:

     Portfolio Manager. As of January 1, 2005, the portfolio manager of the Fund is Christopher  Leavy. As of that date, he is the person  primarily  responsible for the  day-to-day  management of the Fund's  portfolio.  Mr. Leavy is a Senior
Vice  President  of the  Manager,  Vice  President  of the Fund and serves as an officer  and  portfolio  manager  of other  portfolios  in the  OppenheimerFunds complex.  Prior to  joining  the  Manager in  September  2000,  Mr.  Leavy was a portfolio  manager at Morgan  Stanley Dean Witter  Investment  Management  (from
1997).

     2. The paragraph  entitled "The Manager's  Fees" under the section "How the
Fund is Managed" on page 12 is deleted and replaced with the following:

     The  Manager's  Fees.  Effective  January  1,  2005,  the Fund will pay the
Manager an  advisory  fee at an annual rate that  declines as the Fund's  assets grow:  0.75% of the first $200 million of average annual net assets of the Fund,
0.72% of the next $200  million,  0.69% of the next $200  million,  0.66% of the next $200 million,  0.60% of the next $700 million, 0.58% of the next $1 billion and 0.56% of average  annual net assets in excess of $2.5 billion.  From January
1, 2004 through  December 31, 2004,  the annual  advisory fee rate was: 0.90% of the first $400  million of average  annual net assets of the Fund,  0.85% of the next  $400  million,  0.80% of the next  $400  million,  0.70% of the next  $400 million,  0.65% of the next $400 million and 0.60% of average  annual net assets in excess of $2 billion.  From June 15, 2003  through  December  31,  2003,  the annual  advisory fee rate was: 0.90% of the first $400 million of average annual net  assets of the Fund,  0.85% of the next $600  million,  0.80% of the next $2 billion, 0.70% of the next $1 billion, 0.65% of the next $1 billion and 0.60% of average  annual net assets in excess of $5 billion.  Prior to June 15, 2003, the annual  advisory fee was:  1.00% of the first $400 million of average annual net assets  of the  Fund,  0.90% of the next  $400  million,  0.85% of the next $2.2 billion,  0.75% of the next $1 billion and 0.65% of average annual net assets in excess of $4 billion.  The Fund's  management fee for its last fiscal year ended
October  31,  2003 was 0.92% of  average  annual  net  assets  for each class of shares.

     3. The following  new section is added to the end of the section  captioned
"How the Fund is Managed" immediately  following the paragraph titled "Portfolio
Manager" on page 13:

     PENDING  LITIGATION.  Six law suits have been filed as putative  derivative and class  actions  against  the  Fund's  investment  Manager,  Distributor  and
Transfer Agent,  some of the Oppenheimer funds including the Fund, and Directors or Trustees of some of those funds,  excluding those of the Fund. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly  used  assets  of  the  funds  in  the  form  of  directed  brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940.
The complaints  further allege that by permitting and/or  participating in those actions,  the  defendant  Directors  breached  their  fiduciary  duties  to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004,  September 3, 2004, September 14, 2004, September
14, 2004,  September 21, 2004 and September 22, 2004, in the U.S. District Court
for the Southern  District of New York. By order dated  October 27, 2004,  these six actions, and future related actions, were consolidated by the District Court into a single  consolidated  proceeding  in  contemplation  of the  filing  of a superceding  consolidated  and amended  complaint.  The present  complaints seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

December 8, 2004                                              PS0225.030